                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                      January 6, 1997 (December 24, 1996)



                       Mississippi Chemical Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Mississippi              0-20411                64-0292638
       -----------------    --------------------    ---------------------
         (State or other         (Commission            (IRS employer
         jurisdiction of         file number)         identification no.)
         incorporation)


                 P.O. Box 388, Yazoo City, Mississippi  39194
                 --------------------------------------------
                   (Address of principal executive offices)
                                  (Zip code)

              Registrant's telephone number, including area code:
                                (601) 746-4131
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Item 2.  Acquisition or Disposition of Assets.

        General.  On December 24, 1996, Mississippi Chemical Corporation (the
        -------
"Company") completed the acquisition of the fertilizer business of First Mississippi Corporation ("First Mississippi"). The transaction was effected through a "Morris Trust" transaction, in which First Mississippi transferred its nonfertilizer assets to one of its wholly-owned subsidiaries, ChemFirst Inc. ("ChemFirst"), which was spun-off to its existing shareholders by means of a pro rata dividend distribution of the common stock of ChemFirst (the "Spin-Off"). After the Spin-Off, MISS SUB, INC. ("Sub"), a wholly-owned subsidiary of the Company, merged into First Mississippi (the "Merger"), which, as the surviving corporation, became the wholly-owned subsidiary of the Company. This transaction was consummated pursuant to an Agreement and Plan of Merger and Reorganization, dated August 27, 1996 (the "Merger Agreement"), among the Company, Sub, and First Mississippi.

        Description of Transaction.  Pursuant to the Merger Agreement, and as a
        --------------------------
result of the approval by the Company's shareholders of the issuance of shares of common stock, $0.01 par value per share, of the Company ("Company Common Stock") in the Merger, each First Mississippi shareholder will receive 0.3340 of a share of Company Common Stock (the "Exchange Ratio") in exchange for each whole share of common stock, $1.00 par value per share, of First Mississippi ("First Mississippi Common Stock"). The Exchange Ratio was determined by dividing the number of shares of Company Common Stock issued to First Mississippi shareholders pursuant to the Merger by the number of shares of First Mississippi Common Stock outstanding as of the effective time of the Merger. Each former First Mississippi shareholder shall be paid an amount in cash (without interest) in lieu of fractional shares at the rate of $23.7734 per share of Company Common Stock. Such payments will be made by the Company out of its working capital.

        In addition, the Company guaranteed certain debt of First Mississippi that was funded through a credit facility pursuant to the terms and provisions of a Credit Agreement, dated as of December 23, 1996, by and among First Mississippi and AMPRO Fertilizer, Inc., a wholly-owned subsidiary of First Mississippi, Harris Trust and Savings Bank, as Administrative Agent, Bank of Montreal, Chicago Branch, as Syndication Agent, Caisse Nationale de Credit Agricole and CIBC Inc. as Co-Agents, and the other lenders party thereto (the "First Mississippi Credit Agreement"). The First Mississippi Credit Agreement provides for borrowings up to an aggregate of $150,500,000 at varying interest rates. This figure was determined based upon a formula that took into account such variables as the average price of Company Common Stock for a ten-day period preceding the Merger, the costs of obtaining the credit facility, the date of the Merger, net cash used by the acquired business after a certain date, and estimated net working capital. The First Mississippi Credit Agreement is unsecured. In connection with the Merger and the guarantee of debt, the Company entered into a new Credit Agreement, dated as of December 23, 1996, by and among the Company, Mississippi Phosphates Corporation, Mississippi Potash, Inc., Harris Trust and Savings Bank, as Administrative Agent, Bank of Montreal, Chicago Branch, as Syndication Agent, Caisse

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Nationale de Credit Agricole and CIBC Inc. as Co-Agents, and the other lenders party thereto (the "Company Credit Agreement"), which replaces existing facilities. The Company Credit Agreement provides for borrowings up to an aggregate of $149,500,000 at varying interest rates. The Company Credit Agreement is unsecured.

    The consideration for the Merger was determined by arm's-length negotiations between representatives of the Company and First Mississippi based on factors such as (i) discussions with the respective financial advisors to the Company and First Mississippi; (ii) the financial condition of the Company and the fertilizer business of First Mississippi, both on an historical and a prospective basis; and (iii) historical market prices and trading information with respect to the Company Common Stock and First Mississippi Common Stock, all as more fully disclosed in the Joint Proxy Statement/Prospectus of the Company and First Mississippi dated November 18, 1996.

    The Company's shareholders approved the issuance of shares of Company Common Stock pursuant to the Merger Agreement at the annual meeting held on December 20, 1996. Such approval was required by the Company's listing agreement with the New York Stock Exchange. First Mississippi's shareholders approved the Merger and the Merger Agreement at the annual meeting held on December 20, 1996.

    At the time of the Merger, First Mississippi, through its wholly-owned subsidiaries and through ownership interests in other businesses, owned certain plant, equipment, and other physical property devoted principally to the production of fertilizer and related products and services. The Company intends to continue to devote such acquired assets to these purposes.

    Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

    (a) Financial Statements of Business Acquired (incorporated by reference from the Company's Registration Statement on Form S-4, Registration No. 333-16333).

            Independent Auditors' Report
            First Mississippi Fertilizer Business to Be Merged Special-Purpose
                   Combined Balance Sheets as of June 30, 1996 and 1995
            First Mississippi Fertilizer Business to Be Merged Special-Purpose
                   Combined Statements of Operations for the years ended June 30, 1996, 1995 and 1994
            First Mississippi Fertilizer Business to Be Merged Special-Purpose
                   Combined Statements of Cash Flows for the years ended June 30, 1996, 1995 and 1994
            First Mississippi Fertilizer Business to Be Merged Notes to Special-
                   Purpose Combined Financial Statements
            First Mississippi Fertilizer Business to Be Merged Special-Purpose
                   Combined Balance Sheet as of September 30, 1996 (unaudited)

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            First Mississippi Fertilizer Business to Be Merged Special-Purpose
                   Combined Statements of Operations for the three months ended September 30, 1996 and 1995 (unaudited)
            First Mississippi Fertilizer Business to Be Merged Special-Purpose
                   Combined Statements of Cash Flows for the three months ended September 30, 1996 and 1995 (unaudited)

    (b) Pro Forma Financial Information (incorporated by reference from the Company's Registration Statement on Form S-4, Registration No. 333-16333).

            Mississippi Chemical Unaudited Condensed Pro Forma Consolidated
                  Financial Statements
            Mississippi Chemical Unaudited Condensed Pro Forma Consolidated
                  Balance Sheet as of September 30, 1996
            Mississippi Chemical Unaudited Condensed Pro Forma Consolidated
                  Income Statement For the Fiscal Year Ended June 30, 1996
            Mississippi Chemical Unaudited Condensed Pro Forma Consolidated
                  Income Statement For the Three Months Ended September 30, 1996
            Notes to Unaudited Condensed Pro Forma Consolidated Financial
                  Statements

    (c)     Exhibits

            See "Index to Exhibits."

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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      MISSISSIPPI CHEMICAL CORPORATION



Date:  January 6, 1997                By: /s/ Robert E. Jones
                                         --------------------------------------
                                         Robert E. Jones, Senior Vice President
                                         and General Counsel

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

                               INDEX TO EXHIBITS


       Exhibit 2 Agreement and Plan of Merger and Reorganization, dated as of August 27, 1996, by and among Mississippi Chemical Corporation, MISS SUB, INC., and First Mississippi Corporation (incorporated by reference to Appendix A to the Company's Registration Statement on Form S-4, Registration No. 333-16333).

       Exhibit 10.1 Credit Agreement, dated as of December 23, 1996, by and among First Mississippi, AMPRO Fertilizer, Inc., Harris Trust and Savings Bank, as Administrative Agent, Bank of Montreal, Chicago Branch, as Syndication Agent, Caisse Nationale de Credit Agricole and CIBC Inc. as Co-Agents, and the other lenders party thereto.

       Exhibit 10.2 Credit Agreement, dated as of December 23, 1996, by and among the Company, Mississippi Phosphates Corporation, Mississippi Potash, Inc., Harris Trust and Savings Bank, as Administrative Agent, Bank of Montreal, Chicago Branch, as Syndication Agent, Caisse Nationale de Credit Agricole and CIBC Inc. as Co-Agents, and the other lenders party thereto.

       Exhibit 23            Consent of KPMG Peat Marwick LLP.

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